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                                                                    EXHIBIT 10.4


                             PHILIP MORRIS COMPANIES INC.

                                  AUTOMOBILE POLICY


Since May 16, 1970, the Registrant has maintained a policy under which Company owned or leased automobiles are provided to key executives for business use when required and for personal use at other times. Such executives are required to include the value of any personal use of the automobiles in their annual tax returns.